March 10, 2008

VIA EDGAR

Securities and Exchange Commission

100 F Street,

NE Washington, D.C. 20549

Re:	TFLIC Series Life Account, SEC File No. 811-08878

•	TFLIC Financial Freedom Builder, Registration No. 333-38343

•	TFLIC Freedom Elite Builder, Registration No. 333-61654

•	TFLIC Freedom Wealth Protector, Registration No. 033-86696

•	TFLIC Freedom Elite Builder II, Registration No. 333-113442

Rule 30b2-1 filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”), on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2007 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

AEGON/Transamerica Series Trust, SEC File No. 811-04419

Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

Fidelity Variable Insurance Products Fund III. SEC File No. 811-07205

ProFunds Trust, SEC File No. 811-08239

Access One Trust, SEC File No. 811-21634

The Company understands that the Funds have filed, or will file, their annual reports with the Commission under separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact the undersigned at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Very truly yours,

/s/ Arthur D. Woods
Arthur D. Woods, Esq.
Vice President

cc:	Gayle Morden

Priscilla Hechler